Exhibit 99.1

Schedule of Consolidated Balance Sheets Line Item Reclassification

The effects of the restatement on the Consolidated Balance Sheets at June 30, 2007 and 2006, respectively, are reflected in the following table:
	For the Year Ended June 30, 2007
	As Reported	Adjustment	As Restated
Cash and cash equivalents	$17,178	$(6,300)	$10,878
Short-term investments	-	6,300	6,300

	For the Year Ended June 30, 2006
	As Reported	Adjustment	As Restated
Cash and cash equivalents	$25,188	$(7,225)	$17,963
Short-term investments	-	7,225	7,225